SUBSCRIPTION AGREEMENT

BURROS AND PIRATES, LLC/EXACTUS ONE WORLD, INC.
4271 Rockydale Road
Cave Junction, Oregon 97523

EXACTUS, INC.
95 NE 4TH STREET
DELRAY BEACH, FLORIDA 33483

Potential Purchaser:

The Undersigned Purchaser (the "Undersigned" or the "Purchaser") has received any and all information that they deem necessary to understand the risks of investing in and the details of the project consisting of the growing of hemp on leased land with approximately 200 tillable acres (the "Project"), and is being given the opportunity to purchase Units ("Units") consisting of Membership Interests in **BURROS AND PIRATES, LLC (n/k/a Exactus One World, Inc.)**, a Limited Liability Company formed under the laws of the State of Oregon ("LLC") which is subject to an Operating Agreement among the Members dated as of the date hereof. LLC is willing to offer to the Undersigned this right to invest in and to participate in the Project on the following terms andconditions:

a. For Contribution of $2,700,000.00 (the "Contribution"), payable as follows:

> $400,000.00 which has been previously paid prior to the execution hereof by wire transfer on February 27, 2019 to Jack Hempicine, LLC;
> $100,000.00 upon execution of the LLC Operating Agreement
> $500,000.00 on or before April 1, 2019
> $500,000.00 on or before May 1, 2019
> $300,000.00 on or before August 1, 2019
> $450,000.00 on or before September 1, 2019
> $450,000.00 on or before October 1, 2019

the Undersigned will receive a Thirty Percent (30%) membership interest in the LLC..

b. As described more fully in Section 4.03 of the Company Agreement, the Purchaser may be liable for Cash Calls.

c The organizational and formation documents for the LLC including the Company Agreement are attached hereto as Attachment A. A true and correct copy of each lease, option and permit, for the Project is attached hereto as Attachment B. The Contribution amount is based upon reasonable assumptions of costs necessary in order to complete the Project as described in h below.

d. Absent gross mismanagement, Shea McInvale will be the Manager of the LLC ("Manager"), until the Membership Interest of the original Members of the LLC is less than Forty Nine Percent (49%).

e. The Manager has negotiated a lease of 100 tillable acres in Grant's Pass, Josephine County, for a cash payment and once funds become available the Manager will close on an additional 100 tillable acres for a cash payment, for a total of approximately 200 tillable acres.

g. While acting as Manager of the LLC, it is understood and agreed that Shea McInvale may act as manager or otherwise in any other way may be involved in other ventures that may be in conflict or in competition with the LLC and/or the Project.

h. It is understood that the Contribution is estimated to be the amount necessary to cover LLC expenses through the 2019 harvest, assuming a yield of 2,200 pounds per acre, and expenses beyond harvesting, ie., drying, transportation, etc., and any increased expenses resulting from a greater than assumed yield, will of necessity be paid from profits of the LLC, to the extent available, and if said profits available when any such expense must be paid is insufficient, Purchaser agrees to loan to LLC the necessary funds to be repaid, with

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Undersigned Purchaser Signature or Initials

interest at Wall Street Journal Prime, from the sale of the crop.

i. It is understood and agreed that the LLC crops will be dried at SHAG Investments, LLC d/b/a West Coast Dry House, a company affiliated with LLC, at the rate of $5.00 per pound.

j. Manager has arranged for Steve A. Claus, PC to maintain the books and the accounting records, on a cloud based system accessible by any Member and Manager at any time from any location where the internet is available, and to file all Federal and Oregon tax returns and reports.

k. The LLC shall be solely responsible for the Project, including any extension or modifications thereof. The LLC shall use its best efforts to honor the Lease terms and to exercise the Option and continue the Project as the business of the LLC for the full length of the Leases, the Options, and any extensions of modifications thereof, including securing future leases for the land that constitutes the Project.

Subscription. Subject to the terms and conditions of this Subscription Agreement, the Certificate of Formation and Company Agreement (the "Governing Documents") attached hereto as Attachment A, the Undersigned hereby makes application to become a Member of the LLC, and in connection therewith to pay to LLC the Contribution, and agrees that this subscription shall be irrevocable and shall survive the death or disability of the Undersigned. The Undersigned understands that pending the acceptance of the subscription, funds tendered will be held in an Attorney Trust account maintained with a national bank. The Undersigned further understands that this subscription may be rejected by LLC and if such a rejection occurs, all funds received pursuant to this agreement will be returned to the Undersigned without interest.

Payment of Subscription. As provided above.

Acceptance of Subscription. The Undersigned acknowledges that LLC, has the right to accept or reject this subscription, in whole or in part, and that this subscription shall be deemed to be accepted only when it is signed by an authorized representative of LLC. The Undersigned agrees that subscriptions need not be accepted in the order received.

Representations, Warranties and Covenants of the Undersigned. The undersigned hereby represents and warrants to and covenants as follows:

a. The Undersigned has received any information that they have requested concerning this investment and the Project and has read this Subscription Agreement and the Attachments and specifically understands to their satisfaction the Project and the risks associated with the Project and this investment.

b. The Undersigned has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of an investment in the LLC and the Project or, if applicable, the Undersigned and his or her Purchaser Representative together have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of the prospective investment.

c. The Undersigned is currently a bona fide resident of the state set forth below. The address and social security number or Federal tax identification number set forth below are the true and correct residence and social security number or Federal tax identification number of the Undersigned. The Undersigned has no present intention of becoming a resident of any other state or jurisdiction. If the Undersigned is a corporation, partnership, trust, or other form of business organization, it represents and warrants that: (i) it was formed under the laws of, and its principal place of business is within, such state; (ii) that it has not been organized for the purpose of acquiring the Units; and (iii) the person executing this Subscription Agreement has the necessary power and authority to do so.

d. The membership interests in the LLC for which the Undersigned hereby subscribes will be acquired solely for the account of the Undersigned (or, if the Undersigned is a trust, solely for the beneficiaries of the trust) for investment, and are not being purchased for resale or with a view to distribution. The Undersigned has no contract, undertaking, agreement or arrangement with any person to sell, transfer, or pledge to that person, or to anyone else, the membership interests that the Undersigned hereby subscribes to acquire with their Contribution or any part thereof, and the Undersigned has no present plan to enter into any such contract, undertaking, agreement of arrangement.

e. LLC has made all requested documents pertaining to this investment available to the Undersigned and, if the Undersigned so requested, to his attorney, accountant, and/or purchaser representative.

f. The Undersigned has had the opportunity to ask questions of, and receive answers from LLC and its representatives and persons involved in the Project concerning the terms and conditions of the offering and to obtain such information, to the extent such persons possessed or could acquire it without unreasonable effort or expense, as the Undersigned deemed necessary to verify the accuracy of the information referred to above. All such questions posed by the Undersigned were answered to his or her satisfaction. **THE UNDERSIGNED HAS RELIED SOLELY UPON THIS SUBSCRIPTION AGREEMENT AND THE ATTACHMENTS HERETO, AND SUCH INDEPENDENT INVESTIGATIONS AS WERE MADE BY THE UNDERSIGNED OR REPRESENTATIVES OF THE UNDERSIGNED IN MAKING A DECISION TOMAKE THE CONTRIBUTION FOR THE SUBSCRIPTION PROVIDED FOR IN THIS AGREEMENT, AND HAS NOT RELIED ON ANY ORAL REPRESENTATIONS OF LLC, OR UPON ANY WRITTEN MATERIAL OTHER THAN THIS SUBSCRIPTION AGREEMENT AND ITS ATTACHMENTS.**

g. The Undersigned understands and acknowledges that there can be no assurance that the Project or the LLC will ever achieve its investment objectives.

h. The Undersigned understands and acknowledges that Contribution, and the related membership interests in the LLC, involves a high degree of risk, and that there can be no assurance of any guaranteed income or return from the Units or from the LLC.

i. The Undersigned understands and acknowledges that no federal or state agency has made any finding or determination as to the fairness of the Project, the Units, or the terms hereof, any recommendations or endorsement of the Contribution or the related membership interests in the LLC, or any review of the accuracy or adequacy of the Memorandum or this Subscription Agreement. The Undersigned understands that the Project and the related activities may be subject to adverse laws and statutes of the United States and some states.

j. The Undersigned acknowledges that he or she is aware that there are substantial restrictions on the transferability of the Units and the LLC. Since the Units and the membership interest in the LLC will not be, and the Undersigned has no right to require that they be, registered under the Securities Act of 1933 (the "Act"), the Units and the membership interests in the LLC may not be, and the Undersigned agrees that they shall not be, sold unless the sale is exempt from registration under the Act and applicable state securities laws. The Undersigned further acknowledges that the LLC nor any person or entity associated in any way with the Project are under any obligation to aid the Undersigned in obtaining any exemption from the registration requirements and that the Units and membership interests in the LLC may not be sold and the purchaser substituted as a member in the LLC without the express consent of the managers. The Undersigned also acknowledges that he or she shall be responsible for compliance with all conditions on transfer imposed by any securities administrator of any state and for any expenses incurred by LLC or any affiliated entity for legal or accounting services in connection with reviewing any such proposed transfer and/or issuing opinions in connection with a proposed transfer. The Undersigned understands and agrees that the following restrictions and limitations are applicable to his or her membership interest in the LLC and the resale, hypothecation, or other transfers of such interest pursuant to rules promulgated under the Act and various state securities laws:

(1) The membership interest shall be sold, pledged, hypothecated or otherwise transferred unless the Units or membership interests are registered under the Act and applicable state securities laws or are exempt from those laws.

(2) A legend in substantially the following form has been or will be placed on any Certificate(s) or other documents evidencing the membership interests in LLC:

THE SECURITIES REPRESENTED BY THIS INSTRUMENT OR DOCUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN

REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED AT ANY TIME WHATSOEVER, EXCEPT UPON DELIVERY TO THE CORPORATION OF AN OPINION OF COUNSEL SATISFACTORY TO THE BOARD OF DIRECTORS OF THE CORPORATION THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR UPON THE SUBMISSION TO THE CORPORATION OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE BOARD OF DIRECTORS OF THE CORPORATION TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

(3) The legend described in subparagraph (2) above will be placed on any new certificate(s) or other document(s) for transfer.

k. The Undersigned represents and warrants that (initial applicable blanks):

(1) ________ He or she (or it, if an entity) is an "Accredited Investor" as that term is defined by the Act and the related rules and regulations of the Securities and Exchange Commission.

(2) ________ He or she (or it, if an entity) is a "Sophisticated Investor" as that term is defined by the Act and the related rules and regulations of the Securities and Exchange Commission.

l. The Undersigned confirms and represents that he or she is able (i) to bear the economic risk of the Contribution and (ii) to hold the interests in LLC for at least three years. The Undersigned also represents that he or she has (i) adequate means of providing for his or her current needs and possible personal contingencies, and (ii) no present need for liquidity in this particular investment.

m. All information the Undersigned has provided to LLC concerning his or her financial position and knowledge of financial and business matters is correct and complete as of the date of this Agreement, and if there should be any material change in that information prior to acceptance of this Subscription Agreement by LLC, the Undersigned will immediately provide LLC with the information.

n. The Undersigned has carefully considered and has, to the extent the Undersigned believes such discussion necessary, discussed with his or her professional legal, tax and financial advisers, the suitability of this investment for his or her particular tax and financial situation. The Undersigned and his or her advisers have determined that this is a suitable investment for the Undersigned.

p. The Undersigned understands that any financial projections and forecasts that have been provided or discussed were for purposes of illustration only, were based on various estimates and forecasts of Project manager, and are subject to various exceptions and assumptions understood by the Undersigned, and that no assurance is given that actual results will correspond to the results contemplated by any such projection.

q. Undersigned acknowledges that Undersigned has been afforded the opportunity to ask questions of and receive answers from officers and other representatives of LLC and of the Project about the Project, the interests to be acquired in LLC, and the terms and conditions of this investment and any additional information that Undersigned has requested, and all such questions have been answered to its full satisfaction. Undersigned has conducted or will conduct its own evaluation of the Project and of this Subscription and any interest acquired pursuant to this Subscription will be acquired "AS IS, WHERE IS, WITHOUT RECOURSE," pursuant to Undersigned's independent inspections, estimates, computations, reports, studies and evaluations of such Project and this investment.

Disclaimers. The representations and warranties in this Agreement constitute the only representations and warranties that are being made by the Parties in connection with the transactions contemplated hereby, and all other representations and warranties are expressly disclaimed and negated. Each Party acknowledges that, in making its

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Undersigned Purchaser Signature or Initials

decision to enter into this Agreement and consummate such transactions, it has relied solely on the basis of its own independent investigation and upon the express representations and warranties of the other Party set forth in this Agreement. **EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, THE PARTIES HEREBY EXPRESSLY WAIVE, DISCLAIM AND NEGATE ANY AND ALL REPRESENTATIONS AND WARRANTIES, EXPRESS (ORAL OR WRITTEN), IMPLIED, STATUTORY, AT COMMON LAW OR OTHERWISE, RELATING TO THE ACCURACY OR COMPLETENESS OF ANY INFORMATION, DATA OR OTHER MATERIALS (ORAL OR WRITTEN) FURNISHED TO UNDERSIGNED BY OR ON BEHALF OF LLC. THE PARTIES HEREBY ACKNOWLEDGE AND AGREE THAT THE WAIVERS IN THIS AGREEMENT SHALL BE DEEMED TO BE CONSPICUOUS.**

Adoption of the terms included in the Articles of Organization and Company Agreement. The Undersigned hereby adopts, accepts and agrees to be bound by all the terms of the Articles of Organization originally filed and as subsequently amended and the Company Agreement of the LLC and to execute those terms and to perform all obligations contained therein imposed upon a member with respect to the membership interests acquired by the Contribution. If this Subscription Agreement is accepted by LLC, the Undersigned shall become a Member for all purposes.

Indemnification. Undersigned agrees to indemnify and hold harmless LLC and its officers, directors, employees, agents, control persons and affiliates against all losses, liabilities, claims, damages, and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing, or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Undersigned of any covenant or agreement made by the Undersigned herein or in any other document delivered in connection with this Subscription Agreement.

Binding Effect. Undersigned hereby acknowledges and agrees that this Subscription Agreement shall survive the death or disability of Undersigned and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If Undersigned is more than one person, the obligations of Undersigned hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein shall be deemed to be made by and be binding upon each such person and such person's heirs, executors, administrators, successors, legal representatives, and permitted assigns.

Modification. This Subscription Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by recognized courier or certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to LLC, at the address set forth above, or (b) if to Undersigned at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section). Any notice or other communication given by certified mail shall be deemed given three days after deposit in the mails or if given by the courier service the next business day, except for a notice changing a party's address which shall be deemed given at the time of receiptthereof.

Assignability. This Subscription Agreement and the rights, interests and obligations contained herein or hereunder are not transferable or assignable by Undersigned.

Applicable Law. This Subscription Agreement shall be governed byand construed in accordance with the laws of the State of Oregon relating to contracts entered into and to be performed wholly within such state. Undersigned hereby irrevocably submits to the jurisdiction of any Oregon state court, or U.S. Federal district court sitting in the State of Oregon, in the County of Josephine, over any action or proceeding arising out of or relating to the Subscription Agreement or any agreement contemplated hereby, and Undersigned hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Oregon state, District or Federal court sitting in Josephine County, Texas. Undersigned further waives any objection to venue in such state, or district and any objection to an action or proceeding in such state on the basis of a non-convenient forum. Undersigned further agrees that any action or proceeding brought against the LLC shall be brought only in state or United States Federal courts sitting in the state of Oregon, in Josephine County.

UNDERSIGNED AGREES TO WAIVE ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SUBSCRIPTION AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

Blue Sky Qualification. The purchase of membership intersts under this Subscription Agreement is

expressly conditioned upon the exemption from qualification of the offer and sale of the Interests from applicable Federal and State securities laws. LLC shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, LLC shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted in the jurisdiction.

Regulation D Notice. THE MEMBERSHIP INTERESTS OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE INTERESTS ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. SUBSCRIBERS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE MEMBERSHIP INTERESTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

Use of Pronouns. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

Confidentiality. Undersigned acknowledges and agrees that any information or data it has acquired from or about LLC or the Project, not otherwise properly in the public domain, was received in confidence. Undersigned agrees not to divulge, communicate, or disclose, except as may be required by law or for the performance of this Agreement, or use to the detriment of LLC or the Project, or for the benefit of any other person or persons, or misuse in any way, any confidential information of LLC or of the Project, including, but are not limited to, prepared information packages; financials; related documents; names of potential acquisitions, intermediaries, contacts and deal sources; deal structures and financial considerations, scientific, technical, trade secrets, ideas, discoveries, inventions, developments and improvements. Additionally, all other information which becomes known through the course of business conducted by and between LLC and Undersigned shall be deemed trade secrets. Undersigned agrees to preserve and protect the secrecy and confidentiality of all such information and shall disclose same to no third party without the express written permission from LLC. This prohibition shall be enforced from the date of this agreement and for a period of five years thereafter. Undersigned agrees that the provisions of this Agreement extend to their family members, employees and officers, and Undersigned further agree to provide the requisite internal security of the subject data within their family or their organization.

Non-Circumvention. Undersigned agrees not to contact or initiate contact at any time for any purpose, either directly or indirectly, the Manager, or any individual of entity in any way connected with the Project or any other persons or entities whose identity was revealed through communication with LLC unless such approval is specifically granted in written form by LLC on a case-by-case basis. Undersigned further agrees not to undertake any transaction or a series of transactions of any kind involving, or related in any way to, the Project, or to collect any fees in connection with the Project without the express prior written agreement of LLC, which agreement may be withheld in LLC's sole discretion.

Limitation on Damages. Notwithstanding any other provision in this Agreement to the contrary, the Parties acknowledge and agree that nothing in this Agreement authorizes either Party (or any other indemnified party, including any affiliate of either Party) to sue for or collect from the other, its own punitive, consequential or indirect damages arising out of any of the transactions contemplated hereby and each Party expressly waives for itself (and on behalf of the other indemnified parties) any and all claims it may have against the other Party for its own such damages. This Section shall survive the termination or expiration of this Agreement.

Miscellaneous.

a. This Subscription Agreement constitutes the entire agreement between Undersigned and LLC with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings, including any Letter of Intent between LLC and Undersigned relating to the subject matter hereof. The terms and provisions of this Subscription Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

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Undersigned Purchaser Signature or Initials

b. Undersigned's representations and warranties made in this Subscription Agreement shall survive the execution and delivery hereof and delivery of the membership interests received as a result of their Contribution.

c. Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers, or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

d. This Subscription Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

e. Each provision of this Subscription Agreement shall be considered separable and if for any reason any provision or provisions hereof or of any other Agreement executed in connection with this subscription are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Subscription Agreement or any other Agreements executed in connection with this subscription.

g. Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Subscription Agreement as set forth in the text.

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Undersigned Purchaser Signature or Initials

Accredited Investor Certification

YOU MUST BE ABLE TO CHECK OFF AT LEAST ONE OF THE BOXES BELOW IN ORDER TO PURCHASE UNITS

_____ Undersigned is a natural person who is a Texas resident, who is a "sophisticated investor" or had an individual income of more than $200,000 in each of the most recent two years or joint income with his spouse in excess of $300,000 in each of the most recent two years and reasonably expects to reach that same income level for the current year ("income", for purposes hereof, should be computed as follows: individual adjusted gross income, as reported (or to be reported) on a federal income tax return, increased by (a) any deduction of long- term capital gains under Section 1202 of the Internal Revenue Code of 1986 (the "Code"), (b) any deduction for depletion under Section 611 et seq. of the Code, (c) any exclusion for interest under Section 103 of the Code and (d) any losses of a partnership as reported on Schedule E of Form 1040);

_____ Undersigned is a natural person whose individual net worth (i.e. total assets in excess of total liabilities), or joint net worth with his/her spouse, will at the time of purchase of the Units be in excess of $1,000,000;

_____ Undersigned is a corporation, Massachusetts or similar business trust, partnership, or limited liability company, or any organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring the Interests, with total assets in excess of $5,000,000;

_____ Undersigned is a trust (other than a revocable grantor trust), which trust has total assets in excess of $5,000,000, which is not formed for the specific purpose of acquiring the Interests and whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D and who has such knowledge and experience in financial and business matters that he is capable of evaluating the risks and merits of an investment in the "Interests";

_____ Undersigned is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, and either (a) the investment decision will be made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, insurance company, or a registered investment adviser; or (b) the employee benefit plan has total assets in excess of $5,000,000; or (c) the employee benefit plan is a self-directed plan, including an Individual Retirement Account, with the meaning, of Title I of such act, and the person directing the purchase is an Accredited Investor**;

**NOTE. If Undersigned is relying solely on this item for its Accredited Investor status, please print the name of the person directing the purchase in the following space and furnish a completed and signed Accredited Investor Certification for such person.

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_____ Undersigned is an investor otherwise satisfying the requirements of Section 501(a)(1), (2) or (3) of Regulation D promulgated under the 1933 Act, which includes but is not limited to, a self-directed employee benefit plan where investment decisions are made solely by persons who are "accredited investors" as otherwise defined in Regulation D;

_____ Undersigned is a member of the Board of Directors or an executive officer of the Corporation; or

_____ Undersigned is an entity (including an IRA or revocable grantor trust but other than a conventional trust) in which all of the equity owners meet the requirements of at least one of the above subparagraphs.

Printed Name of Undersigned	Signature of Undersigned

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IN WITNESS WHEREOF, the Undersigned has executed this Subscription Agreement this 1st day of March, 2019.

If Purchaser is an INDIVIDUAL, or if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

Print Name(s)	Social Security Number (s)
Signature(s) of Purchaser(s)	Address
Date	Telephone / Fax / Email

If Purchaser is a PARTNERSHIP, CORPORATION, LLC or TRUST:

Exactus, Inc.	27-1085858
Name of Partnership, Corporation, LLC or Trust	Federal Taxpayer Identification Number
By: Philip J Young	~~Florida~~ Nevada
Printed Name	State of Organization
CEO	95 NE 4th St. Delray Fl 33483
Title	Address
	804-205-5036
Date	Telephone and Fax

SUBSCRIPTION ACCEPTED AND AGREED TO this 1st day of March, 2019.

BURROS AND PIRATES, LLC

By: ______________________

Shea McInvale, President

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Undersigned Purchaser Signature or Initials